                                                                     Exhibit 24


                                POWER OF ATTORNEY


         WHEREAS, First Financial Bancorp., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the First Financial Bancorp. Thrift Plan and Trust on Form S-8 (the "Registration Statement"); and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Janie McCauley and Terri J. Ziepfel, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2002.




                                                   /s/ Richard L. Alderson
                                              ----------------------------------
                                              Richard L. Alderson
                                              Director

                                POWER OF ATTORNEY


         WHEREAS, First Financial Bancorp., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the First Financial Bancorp. Thrift Plan and Trust on Form S-8 (the "Registration Statement"); and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Janie McCauley and Terri J. Ziepfel, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2002.




                                                    /s/ Martin J. Bidwell
                                              ----------------------------------
                                              Martin J. Bidwell
                                              Director

                                POWER OF ATTORNEY


         WHEREAS, First Financial Bancorp., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the First Financial Bancorp. Thrift Plan and Trust on Form S-8 (the "Registration Statement"); and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Janie McCauley and Terri J. Ziepfel, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2002.




                                                    /s/ Donald M. Cisle
                                              ----------------------------------
                                              Donald M. Cisle
                                              Director

                                POWER OF ATTORNEY


         WHEREAS, First Financial Bancorp., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the First Financial Bancorp. Thrift Plan and Trust on Form S-8 (the "Registration Statement"); and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Janie McCauley and Terri J. Ziepfel, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of March, 2002.




                                                     /s/ Dan R. Dalton
                                              ----------------------------------
                                              Dan R. Dalton
                                              Director

                                POWER OF ATTORNEY


         WHEREAS, First Financial Bancorp., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the First Financial Bancorp. Thrift Plan and Trust on Form S-8 (the "Registration Statement"); and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Janie McCauley and Terri J. Ziepfel, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such Registration Statement, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 26th day of February, 2002.




                                                   /s/ Corinne R. Finnerty
                                              ----------------------------------
                                              Corinne R. Finnerty
                                              Director

                                POWER OF ATTORNEY


         WHEREAS, First Financial Bancorp., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the First Financial Bancorp. Thrift Plan and Trust on Form S-8 (the "Registration Statement"); and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Janie McCauley and Terri J. Ziepfel, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of March, 2002.




                                                      /s/ Carl R. Fiora
                                              ----------------------------------
                                              Carl R. Fiora
                                              Director

                                POWER OF ATTORNEY


         WHEREAS, First Financial Bancorp., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the First Financial Bancorp. Thrift Plan and Trust on Form S-8 (the "Registration Statement"); and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Janie McCauley and Terri J. Ziepfel, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2002.




                                                    /s/ James C. Garland
                                              ----------------------------------
                                              James C. Garland
                                              Director

                                POWER OF ATTORNEY


         WHEREAS, First Financial Bancorp., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the First Financial Bancorp. Thrift Plan and Trust on Form S-8 (the "Registration Statement"); and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Janie McCauley and Terri J. Ziepfel, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2002.




                                                      /s/ Murph Knapke
                                              ----------------------------------
                                              Murph Knapke
                                              Director

                                POWER OF ATTORNEY


         WHEREAS, First Financial Bancorp., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the First Financial Bancorp. Thrift Plan and Trust on Form S-8 (the "Registration Statement"); and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Janie McCauley and Terri J. Ziepfel, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2002.




                                                     /s/ Bruce E. Leep
                                              ----------------------------------
                                              Bruce E. Leep
                                              Director

                                POWER OF ATTORNEY


         WHEREAS, First Financial Bancorp., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the First Financial Bancorp. Thrift Plan and Trust on Form S-8 (the "Registration Statement"); and

         WHEREAS, the undersigned is a director and Chairman of the Board of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Janie McCauley and Terri J. Ziepfel, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of March, 2002.




                                                     /s/ Barry J. Levey
                                              ----------------------------------
                                              Barry J. Levey
                                              Chairman of the Board and Director

                                POWER OF ATTORNEY


         WHEREAS, First Financial Bancorp., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the First Financial Bancorp. Thrift Plan and Trust on Form S-8 (the "Registration Statement"); and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Janie McCauley and Terri J. Ziepfel, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2002.




                                                   /s/ Stephen S. Marcum
                                              ----------------------------------
                                              Stephen S. Marcum
                                              Director

                                POWER OF ATTORNEY


         WHEREAS, First Financial Bancorp., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the First Financial Bancorp. Thrift Plan and Trust on Form S-8 (the "Registration Statement"); and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Janie McCauley and Terri J. Ziepfel, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2002.




                                                    /s/ Barry S. Porter
                                              ----------------------------------
                                              Barry S. Porter
                                              Director

                                POWER OF ATTORNEY


         WHEREAS, First Financial Bancorp., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the First Financial Bancorp. Thrift Plan and Trust on Form S-8 (the "Registration Statement"); and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Janie McCauley and Terri J. Ziepfel, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2002.




                                                    /s/ Stephen C. Posey
                                              ----------------------------------
                                              Stephen C. Posey
                                              Director

                                POWER OF ATTORNEY


         WHEREAS, First Financial Bancorp., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the First Financial Bancorp. Thrift Plan and Trust on Form S-8 (the "Registration Statement"); and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Janie McCauley and Terri J. Ziepfel, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2002.




                                                    /s/ Perry D. Thatcher
                                              ----------------------------------
                                              Perry D. Thatcher
                                              Director